RIDGEWORTH FUNDS
Supplement dated June 9, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008 for the
RidgeWorth Small Cap Value Equity Fund
Effective June 26, 2009, the following replaces the last two sentences in the first paragraph under the heading Investment Strategy for the Small Cap Value Equity Fund (the “Fund”) (all other information remains unchanged):
The Subadviser considers small cap companies to be companies with market capitalizations between $50 million and $3 billion or with market capitalizations similar to those of companies in the Russell 2000® Value Index. As of July 1, 2008, the market capitalization range of companies in the Russell 2000® Value Index was between approximately $36 million and $4 billion.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-115